FIRST AMENDMENT

      THIS FIRST AMENDMENT (this "Amendment") dated as of October 2, 2001, to the Credit Agreement referenced below, is by and among The Pittston Company, a Virginia corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                        W I T N E S S E T H

      WHEREAS, a $370 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of October 3, 2000 among the Borrower, the Guarantors, the Lenders and the Administrative Agent;

      WHEREAS, pursuant to Section 2.8.3 of the Credit Agreement, the Borrower has requested an extension of the 364 Day Facility Specified Maturity Date under the Credit Agreement; and

      WHEREAS, Bank Hapoalim B.M. (the "Non-Extending Lender") has not agreed to the extension requested by the Borrower; and

      WHEREAS, each of the other Lenders (the "Extending Lenders") has agreed to the extension requested by the Borrower on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Extension. The 364-Day Facility Commitments of the Extending Lenders shall be extended for an additional 364 day period and the definition of "364 Day Facility Specified Maturity Date" in Section 1.1 of the Credit Agreement as it relates to the Extending Lenders is hereby amended to read as follows:

           "364 Day Facility Specified Maturity Date" means October 1, 2002 or such later date as determined pursuant to Section 2.8.3.

      2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of:

           (a) multiple counterparts of this Amendment executed by the Credit Parties and the Extending Lenders; and

           (b) receipt by the Administrative Agent of all fees and expenses due in connection with this Amendment.

      3. Reaffirmation of Representations and Warranties. The Borrower hereby affirms that the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof (except those that expressly relate to an earlier date in which case such representations and warranties were true and correct as of such earlier date).

      4. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Loan Documents.

      5. No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other
Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

      6. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

      7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

           [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:            THE PITTSTON COMPANY,
                     a Virginia corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President - Corporate Finance and Treasurer

GUARANTORS:          PITTSTON SERVICES GROUP, INC.,
                     a Virginia corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President and Treasurer

                     PITTSTON MINERALS GROUP INC.,
                     a Virginia corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President and Treasurer

                     PITTSTON COAL COMPANY,
                     a Delaware corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President and Treasurer

                     BAX HOLDING COMPANY,
                     a Virginia corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President and Treasurer

                     BAX GLOBAL INC.,
                     a Delaware corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Treasurer and Assistant Secretary


                           [Signature Pages Continue]

                     BRINK'S HOLDING COMPANY,
                     a Delaware corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Vice President and Treasurer

                     BRINK'S, INCORPORATED,
                     a Delaware corporation

                     By: /s/ Michael T. Dan
                        ----------------------------
                     Name: Michael T. Dan
                     Title: Chairman of the Board and Chief Executive Officer

                     BRINK'S HOME SECURITY, INC.,
                     a Delaware corporation

                     By: /s/ James B. Hartough
                        ----------------------------
                     Name: James B. Hartough
                     Title: Assistant Treasurer


                           [Signature Pages Continue]

LENDERS:             BANK OF AMERICA, N.A.,
                     individually and as Administrative Agent

                     By: /s/ Michael J. McKenney
                         ----------------------------
                     Name: Michael J. McKenney
                     Title: Managing Director

                     THE CHASE MANHATTAN BANK

                     By: /s/ Sandra BVW Braun
                        ----------------------------
                     Name: Sandra BVW Braun
                     Title: Vice President

                     FLEET NATIONAL BANK

                     By: /s/ Deanne M. Horn
                        ----------------------------
                     Name: Deanne M. Horn
                     Title: Director

                     CREDIT SUISSE FIRST BOSTON

                     By: /s/ Robert N. Finney       /s/ Vitaly G. Butenko
                        ------------------------    ---------------------
                     Name: Robert N. Finney         Vitaly G. Butenko
                     Title: Managing Director       Asst. Vice President

                     THE BANK OF NOVA SCOTIA

                     By: /s/ Todd Meller
                        ----------------------------
                     Name: Todd Meller
                     Title: Managing Director

                     MELLON BANK, N.A.

                     By: /s/ Robert J. Reichenbach
                        ----------------------------
                     Name: Robert J. Reichenbach
                     Title: Vice President

                     FIRST UNION NATIONAL BANK

                     By: /s/ Donald J. Mathews
                        ----------------------------
                     Name: Donald J. Mathews
                     Title: Vice President


                                 [Signature Pages Continue]

                     BARCLAYS BANK PLC

                     By: /s/ Colin Fraser
                        ----------------------------
                     Name: Colin Fraser
                     Title: Relationship Director

                     KBC BANK N.V.

                     By: /s/ Jean-Pierre Diels      /s/ Eric Raskin
                        ------------------------    ---------------------
                     Name: Jean-Pierre Diels        Eric Raskin
                     Title: First Vice President    Vice President

                     MALAYAN BANKING BERHAD

                     By: /s/ Baharudin A. Majid
                        ----------------------------
                     Name: Baharudin A. Majid
                     Title: General Manager